UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2019

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(866) 952-1647
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01	Regulation FD Disclosure.

As previously reported by DLH Holdings Corp. (“DLH” or the “Company”), on June 7, 2019, DLH acquired Social & Scientific Systems, Inc. (“SSS”) pursuant to a Stock Purchase Agreement dated June 7, 2019 by and among DLH, SSS, and Social & Scientific Systems, Inc. Employee Stock Ownership Trust. The acquisition was completed on June 7, 2019 and SSS became a direct, wholly-owned subsidiary of DLH on such date. DLH issued a press release on June 10, 2019 announcing the completion of the acquisition and advising that it will host a conference call at 10:00 a.m. Eastern Time on July 2, 2019 to discuss the acquisition. During this conference call DLH will discuss the information described in the presentation materials entitled “DLH Holdings Corp. Acquisition of Social & Scientific Systems” attached to this Current Report as Exhibit 99.1, which is incorporated by reference in this report. A copy of DLH’s presentation materials is also available under the “Presentations” tab on the investor relations page of DLH’s website at https://dlhcorp.investorroom.com.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The presentation materials furnished with this Current Report on Form 8-K also includes EBITDA, a Non-GAAP financial measure, as defined in Regulation G under the the Securities Exchange Act of 1934. A reconciliation of this Non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with generally accepted accounting principles (GAAP) is included within the presentation. The Company uses EBITDA as a supplemental measure of its performance. Management believes this information may be informative to investors in evaluating our ongoing operating and financial results, identifying trends, and understanding how such results compare with our historical performance. It is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should only be read in conjunction with our financial statements prepared in accordance with GAAP.

Forward-Looking Statements
All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent DLH’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the DLH’s control.
You can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this written communication include, among others, statements regarding benefits of the acquisition, estimates of future revenues, operating income, earnings, earnings per share, backlog, and cash flows. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this communication due to a variety of factors, including: the risk that we will not realize the anticipated benefits of the acquisition of SSS; the diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition; the inability to retain SSS employees and customers; contract awards in connection with re-competes for present business and/or competition for new business; compliance with new bank financial and other covenants; the risks and uncertainties associated with client interest in and purchases of new services; changes in client budgetary priorities; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations of SSS and any future acquisitions; and other risks described in the Company’s SEC filings. For a written description of these factors, see the section titled “Risk Factors” in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and any updating information in subsequent SEC filings. All information in this written communication is as of the date hereof and may become outdated over time. DLH disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent events or otherwise, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Presentation Materials entitled “DLH Holdings Corp. Acquisition of Social & Scientific Systems”.*
*Furnished herewith

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: July 2, 2019

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